UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 1, 2007

INFOCUS CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18908

Oregon	93-0932102
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

27500 SW Parkway Avenue, Wilsonville, Oregon	97070
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  503-685-8888

Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                   ENTRY INTO A MATERIAL DEFNITIVE AGREEMENT.

This Form 8-K/A amends the current report on Form 8-K filed by InFocus Corporation (the “Company”) on April 3, 2007 (the “Current Report”).  The Current Report purported to attach as Exhibit 10.1 thereto an Eighth Amendment to Credit Agreement to the Company’s credit agreement with Wells Fargo Foothill, Inc. dated October 25, 2004 (the “Amendment”).  However, the exhibit attached to the Current Report was not the final version of the Amendment due to an inadvertent error.  The correct and final version of the Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Other than as amended hereby, the Current Report remains unchanged and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The following exhibit is filed herewith and this list is intended to constitute the exhibit index:

10.1                           Eighth Amendment to Credit Agreement dated March 28, 2007 between InFocus Corporation and Wells Fargo Foothill, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2007	INFOCUS CORPORATION

	By:	/s/ Mark H. Perry
Mark H. Perry
Interim Chief Financial Officer
(Principal Financial Officer)